STI CLASSIC FUNDS
Supplement dated October 26, 2007, to the
Large Cap Quantitative Equity Fund
Prospectuses (A, C and I Shares)
dated August 1, 2007
Effective immediately, Chad Deakins replaces Stephen Futch as the portfolio manager of the Large Cap Quantitative Equity Fund. The “Portfolio Managers” section in each Prospectus is revised as follows:
Mr. Chad Deakins, CFA, has served as Managing Director of Trusco since May 2000. He has co-managed the International Equity Index Fund since March 2005, after managing the Fund since 1999. He has managed the Large Cap Quantitative Equity Fund since October 2007 and the International Equity Fund since May 2000. He has more than 13 years of investment experience.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SP-ACEIRS-1007